GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
      We are pleased to provide you with this report on the General
California Municipal Bond Fund, Inc. for the six-month period ended March 31, 1998. Your Fund produced a total return for this period, including share price changes and dividend income generated, of 3.84%* and an annualized tax-free distribution rate per share of 5.00%.**
The Economy
      The United States economy is well on the track to its eighth consecutive year of expansion. Low interest rates, restrained inflation and plentiful jobs have driven measures of consumer confidence to record levels. Personal income has grown strongly over the reporting period and consumer spending, after a sluggish holiday season, has picked up sharply this year. The production side of the economy has remained strong as well, although signs of leveling off were seen early in the year, perhaps due to the economic problems in Asia. The first effects of the Asian economic crisis were felt at the end of last year when after-tax corporate profits fell in the fourth quarter, the first decline since the third quarter of 1996. Balance of Trade figures for January (the latest data available) provided additional evidence that the economic difficulties in Asia may be affecting the U.S. economy.
      The Federal Reserve Board expects that a reduction in demand for U.S. exports will result from turmoil in Asia and dampen our domestic economic growth as a result. Currency devaluations throughout Asia, in turn, have made imports into the United States less expensive. Cheaper imports and waning demand for U.S. exports should place additional downward pressure on domestic prices, helping further to control inflation. The year-long decline in oil prices has also helped. A restrained rate of inflation, in turn, would ease some of the strains on the labor market, and help keep labor costs under control. The upward pressure on wages has been a paramount concern of the Fed because of the risk it poses for rekindling inflation. Wage costs have been rising at about 4% over the reporting period, a rate that has significantly outpaced inflation. New job creation has been strong over the reporting period with the unemployment rate remaining at or near 25-year lows. Yet inflation has stayed tame. The Consumer Price Index has risen 1.6% over the past 12 months and a broader measure of the cost of living, the Gross
Domestic Product Price Deflator, grew at a 1.4% rate for the last two quarters of last year. The Producer Price Index was in decline over the reporting period.
      Restrained inflation has kept the Fed from increasing interest rates. The last increase in short-term rates came in March 1997 when the target rate for Federal Funds was raised by one quarter of a percent to 5.5%. (The
Federal Funds rate is the rate of interest that banks charge one another for overnight loans.)
      Low interest rates have provided a strong fundamental underpinning for interest rate-sensitive sectors of the economy such as housing. In this case, the Asian crisis has actually proven a stimulus to consumer spending since international bond investors have sought the safety of U.S. Government securities, causing interest rates to fall. This reduction in borrowing costs has spurred mortgage refinancing, thus giving consumers additional spending power. Mortgage rates have been at levels not seen since the 1960s. The housing market, a critical segment of the economy, has responded accordingly. New housing starts rose to their highest annual level in over ten years, while resale rates of existing homes set records during the reporting period. Overall spending on construction, both residential and commercial, has been solid.
      So far, the economy has remained remarkably robust and inflation-free. We are sensitive to the longevity of this extraordinary economic advance and are alert to evidence of a potential reversal in direction or an upsurge in inflation.

Market Environment
      The market environment for bonds has been very constructive. During the last six months, yields on long-term, high grade tax-exempt bonds have declined by over one-quarter of a percentage point. During this same time, U.S. Treasury bond yields fell a bit further. Certainly, it has been the uncertain impact of the Asian financial crisis which has kept the Fed from pushing rates higher despite strong domestic economic data. Spurred by this drop in rates, the issuance of new municipal securities surged during the last several months. In fact, the volume of new issuance last year rose 20% over the previous year, marking 1997 as one of the most prolific years of issuance in history. So far, 1998 is on course to eclipse last year's pace. A record $68 billion of new tax-exempt debt was issued during the first quarter of 1998. The relatively minor correction to lower prices in recent weeks is reflective of the supply build-up.
     We believe that it is still too early to draw any conclusions regarding how much the Asian crisis will impact the U.S. economy. Until a clearer picture emerges from Asia, we believe investors will continue to find fixed income investments attractive.
      The fixed-income markets are now in the middle of what has historically been a time of year when prices weaken. March and April are generally large debt issuance months in all markets. Based on past experience, it is expected that bonds will lose some ground: however, for the reasons cited, we believe that the current environment supports an outlook for steady monetary policy and well-anchored interest rates. As long as inflation growth remains low and the pace of consumer demand cools somewhat this spring, any setback to bonds should not be prolonged.
Portfolio Overview
      As discussed in previous communications to shareholders, in addition to striving to maximize tax-exempt income (consistent with the Fund's other objectives), the Fund strives to own securities that bear the best characteristics and potential for performance maximization in both up and down markets. Because the underlying characteristics of municipal bonds are static (coupon, maturity, time until optional call, and quality rating), the portfolio manager needs to make adjustments in response to a number of dynamic factors that can affect performance, such as anticipated interest rate moves.
      Quality spreads (the yield differential between the higher and lower quality bonds) continue to narrow. While there are many attributable reasons, the factor most cited is the rising percentage of the highest grade (AAA rated) insured bonds. Today, half of all new municipal bond issuance comes to market as insured. The dearth of higher yielding bonds coupled with strong investor demand has driven quality spreads to new lows.
      California's economic growth is expected to continue, albeit at a more moderate pace. Potential complications from Asia, a major trading partner, are an uncertainty. The gains achieved by the State over the past several years have allowed the financial picture to improve dramatically, as evidenced by strong employment and personal income increases. We have not altered our generally positive outlook.

      Looking forward, our focus will continue to be on owning the optimal securities that meet our investment criteria. The large slate of new issues scheduled for sale over the next several weeks makes us cautious near-term, but as long as the economic data don't surprise negatively, this could prove to be a good buying opportunity. The market has not made any significant moves in recent weeks. It is likely that this condition could persist going forward until a clearer picture of the Asian impact emerges.

                          [Richard J. Moynihan signature logo]

                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation

April 17, 1998
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period adjusted for capital gain distributions. Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.


GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                      MARCH 31, 1998 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments-100.0%                                                              Amount          Value
                                                                                                ______________   ____________
ABAG Finance Corp., COP (ABAG XXIV) 6.90%, 4/1/2012.........................                    $    3,500,000  $   3,700,865
Alameda County, COP (Various Financing Projects)
  6%, 9/1/2021 (Insured; MBIA, LOC; The Fuji Bank) (a)......................                         4,940,000      5,351,601
Allan Hancock Joint Community College District, COP, Refunding
  7.625%, 10/1/2005.........................................................                         1,055,000      1,164,614
Anaheim Public Financing Authority, Tax Allocation Revenue
  6.45%, 12/28/2018 (Insured; MBIA).........................................                         6,000,000      6,783,660
Beaumont Unified School District, COP (Capital Improvement Project)
  7.70%, 1/1/2021 (Prerefunded 1/1/2001) (b)................................                         1,100,000      1,222,331
California, Veterans 5.45%, 12/1/2025.......................................                         5,000,000      5,013,450
California Educational Facilities Authority, Revenue
  (Chapman College) 7.50%, 1/1/2018 (Prerefunded 1/1/2001) (b)..............                         1,760,000      1,949,094
California Health Facilities Financing Authority, Revenue:
  (HELP Group)
    7%, 8/1/2021 (Insured; California Health Facilities Construction Loan Program)                   1,800,000      1,955,286
  (Pomona Valley Hospital Medical Center)
    7.375%, 1/1/2014 (Prerefunded 1/1/2000) (b).............................                           750,000        808,627
  (Walden House) 6.85%, 3/1/2022............................................                         3,225,000      3,513,122
California Housing Finance Agency:
  Home Mortgage Revenue:
    6%, 8/1/2016 (Insured; MBIA)............................................                         2,000,000      2,114,100
    6.375%, 8/1/2027 .......................................................                         2,250,000      2,394,270
    5.60%, 8/1/2029 (Insured; MBIA).........................................                         4,350,000      4,467,146
    7.50%, 8/1/2029.........................................................                         1,065,000      1,106,269
    7.60%, 8/1/2030.........................................................                         1,405,000      1,481,039
    7.70%, 8/1/2030.........................................................                           765,000        800,511
  Multi-Family Housing Revenue:
    6.15%, 8/1/2022 (Insured; AMBAC)........................................                         3,850,000      4,054,242
    6.05%, 8/1/2038 (Insured; MBIA).........................................                         2,500,000      2,586,125
California Pollution Control Financing Authority, PCR, Refunding
  (San Diego Gas and Electric) 5.90%, 6/1/2014 (Insured; MBIA) .............                         9,000,000     10,049,850
California Public Works Board, LR, Refunding
  (University of California Projects) 5.50%, 6/1/2010.......................                         5,000,000      5,388,750
California Statewide Communities Development Authority:
  COP, Health Facilities Revenue, Refunding (Barton Memorial Hospital)
    6.50%, 12/1/2009 (LOC; Banque Nationale De Paris) (a)...................                         1,600,000      1,748,160
  Special Facilities Lease Revenue (United Airlines, Inc.):
    5.70%, 10/1/2033........................................................                         3,100,000      3,164,263
    5.625%, 10/1/2034.......................................................                         2,895,000      2,935,385
Chico Public Financing Authority, Revenue
  (Chico Municipal Airport and Central Chico Redevelopment Project)
  7.40%, 4/1/2021 (Prerefunded 4/1/2000) (b)................................                         2,410,000      2,616,633
Commerce Joint Powers Financing Authority, Revenue, Multiple Project Loans
  8%, 3/1/2022..............................................................                         2,395,000      2,585,618

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                           MARCH 31, 1998 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
Contra Costa County, Mortgage Revenue, Refunding (Cedar Pointe)
  6.15%, 9/1/2025 (Insured; FHA)............................................                    $    2,955,000  $   3,088,921
Del Mar Race Track Authority, Revenue, Refunding 6.20%, 8/15/2011...........                         2,000,000      2,175,920
Dry Creek Joint School District, Special Tax
  (Community Facilities District Number 1)
  7.25%, 9/1/2011 (Insured; FSA, Prerefunded 9/1/2000) (b)..................                         1,000,000      1,097,450
Duarte, COP (City of Hope Medical Center) 6%, 4/1/2008......................                         4,070,000      4,307,891
Fontana Public Financing Authority, Tax Allocation Revenue, Refunding
  (North Fontana Redevelopment Project) 7.25%, 9/1/2020.....................                         2,000,000      2,124,840
Fontana Redevelopment Agency, Tax Allocation, Refunding
  (Jurupa Hills Redevelopment Project):
    5.50%, 10/1/2019........................................................                         2,000,000      2,013,560
    5.50%, 10/1/2027........................................................                         5,000,000      5,033,900
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue:
  6%, 1/1/2034..............................................................                         4,955,000      4,654,331
  5%, 1/1/2035..............................................................                         5,000,000      5,256,350
Fresno County Transportation Authority, Sales Tax Revenue
  5.25%, 4/1/2007 (Insured; AMBAC)..........................................                         5,315,000      5,676,261
Fresno Unified School District, COP (Phase VI Project)
  7.20%, 5/1/2011 (Prerefunded 5/1/2001) (b)................................                         4,250,000      4,710,487
Hollister Redevelopment Agency, Tax Allocation
  (Hollister Community Development Project)
  7.55%, 10/1/2013 (Prerefunded 10/1/1999) (b)..............................                         1,000,000      1,074,230
Inglewood, HR (Daniel Freeman Hospital)
  6.75%, 5/1/2013 (Prerefunded 5/1/2001) (b)................................                         2,000,000      2,192,080
Loma Linda, HR (Loma Linda University Medical Center Project)
  6%, 12/1/2023.............................................................                         5,000,000      5,256,300
Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue
  Refunding 6%, 7/1/2026 (Insured; MBIA)....................................                         5,000,000      5,413,300
Madera County, COP (Valley Childrens Hospital):
  6.25%, 3/15/2007 (Insured; MBIA) .........................................                         2,545,000      2,886,310
  6.50%, 3/15/2008 (Insured; MBIA) .........................................                         3,165,000      3,680,800
Monterey County, COP (Natividad Medical Center Improvement):
  4.75%, 8/1/2020 (Insured; MBIA)...........................................                         3,680,000      3,439,438
  4.75%, 8/1/2027 (Insured; MBIA)...........................................                         5,650,000      5,261,111
M-S-R Public Power Agency, Power Revenue, Refunding
  (San Juan Project) 5.90%, 7/1/2020........................................                         7,000,000      7,026,460
Newhall Elementary and Castaic Union School Districts, COP
  (School Improvement Project) 7.70%, 3/1/2011 (Prerefunded 3/1/2001) (b)...                         2,695,000      2,964,096
Northern California Power Agency, Public Power Revenue
  (Hydroelectric Project Number 1):
    7.15%, 7/1/2024.........................................................                         5,295,000      5,438,283
    Refunding 6.30%, 7/1/2018 (Insured; MBIA)...............................                        20,400,000     23,770,896

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                            MARCH 31, 1998 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
Orange County:
  COP:
    (Juvenile Justice Center) 7.625%, 6/1/2019 (Prerefunded 6/1/1999) (b)...                    $    2,500,000  $   2,659,500
    Water District Revenue, Refunding 5%, 8/15/2014 (Insured; MBIA).........                         2,000,000      1,997,660
  Special Tax (Community Facilities District Number 87-3)
    7.80%, 8/15/2015 (Prerefunded 8/15/2000) (b)............................                         1,500,000      1,657,620
Otay Municipal Water District (Improvement District Number 27) 6.70%, 9/1/2022                       2,000,000      2,149,620
Port Oakland, Special Facilities Revenue (Mitsui O.S.K. Lines Limited)
  6.80%, 1/1/2019 (LOC; Industrial Bank of Japan) (a).......................                         3,000,000      3,218,130
Redwood City Elementary School District 5%, 8/1/2015 (Insured; FGIC)........                         3,875,000      3,928,708
Richmond Joint Powers Financing Authority, Revenue
  7.25%, 5/15/2013 (Prerefunded 5/15/2000) (b)..............................                         2,000,000      2,172,400
Riverside County Asset Leasing Corporation, Leasehold Revenue
  (Riverside County Hospital Project) Zero Coupon, 6/1/2021 (Insured; MBIA).                         4,050,000      1,199,489
Sacramento County, Special Tax (Community Facilities District Number 1):
  8.25%, 12/1/2020 (Prerefunded 12/1/2000) (b)..............................                         5,610,000      6,311,979
  Refunding 5.70%, 12/1/2020................................................                         1,250,000      1,239,050
San Bernardino, Health Care Systems Revenue (Sisters of Charity)
  7%, 7/1/2021 (Prerefunded 7/1/2001) (b)...................................                         2,000,000      2,211,300
San Francisco City and County Airports Commission, International Airport
Revenue:
  5.70%, 5/1/2026 (Insured; MBIA)...........................................                         6,765,000      7,065,298
  5.90%, 5/1/2026...........................................................                         9,385,000      9,883,062
San Joaquin Hills Transportation Corridor Agency, Toll Road Revenue
  (Junior Lien) Zero Coupon, 1/1/2010.......................................                         5,000,000      2,878,500
San Marcos Public Facilities Authority, Revenue, Refunding
  (Public Improvement-Civic Center) 6.20%, 8/1/2022.........................                         3,000,000      3,099,540
San Marcos Unified School District
  (School Facilities Improvement District Number 1)
  5.80%, 11/1/2014 (Insured; AMBAC).........................................                         3,540,000      3,837,643
Santa Cruz County Redevelopment Agency, Tax Allocation
  (Subordinated-Live Oak/Soquel Community Improvement) 5.625%, 9/1/2022.....                         3,335,000      3,461,530
Simi Valley, Single Family Residential Mortgage Revenue 7.625%, 8/1/2022 (c)                           997,866        169,637
Southern California Home Finance Authority, SFMR
  6.90%, 10/1/2024 (Collateralized: FNMA and GNMA)..........................                         1,635,000      1,725,988
Southern California Public Power Authority, Power Project Revenue
  (Multiple Projects) 6.75%, 7/1/2011 (Insured; FSA)........................                         3,750,000      4,511,775
Stockton, Health Facilities Revenue, Refunding (Dameron Hospital Association)
  5.70%, 12/1/2014..........................................................                         1,000,000      1,022,160
Tehachapi Unified School District, COP (Tompkins Elementary School Project)
  7.80%, 2/1/2021 (Prerefunded 2/1/2001) (b)................................                         1,000,000      1,104,750
Tracy Area Public Facilities Financing Agency, Special Tax, Refunding
  (Community Facilities District Number 87-1) 5.875%, 10/1/2013 (Insured; MBIA)                      7,000,000      7,584,920

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                            MARCH 31, 1998 (UNAUDITED)
                                                                                                  Principal
Long-Term Municipal Investments (continued)                                                         Amount          Value
                                                                                                 _____________  _____________
Turlock, COP, Health Facilities Revenue, Refunding
  (Emanuel Medical Center, Inc.) 5.75%, 10/15/2023..........................                    $    6,000,000  $   6,154,620
West Covina Redevelopment Agency, Special Tax, Refunding
  (Community Facilities District-Fashion Plaza):
    6%, 9/1/2017............................................................                         6,000,000      6,589,860
    6%, 9/1/2022............................................................                         8,325,000      9,215,026
Yolo County Housing Authority, Mortgage Revenue (Walnut Park Apartments)
  7.20%, 8/1/2033 (Insured; FHA)............................................                         4,150,000      4,413,691
                                                                                                                _____________
TOTAL INVESTMENTS (cost $271,029,456).......................................                                     $288,961,682
                                                                                                                =============


GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.

Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      HR      Hospital Revenue
COP           Certificate of Participation                       LOC     Letter of Credit
FGIC          Financial Guaranty Insurance Company               LR      Lease Revenue
FHA           Federal Housing Administration                     MBIA    Municipal Bond Investors Assurance
FNMA          Federal National Mortgage Association                           Insurance Corporation
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
GNMA          Government National Mortgage Association           SFMR    Single Family Mortgage Revenue
Summary of Combined Ratings (Unaudited)
Fitch (d)              or          Moody's             or         Standard & Poor's          Percentage of Value
_______                            ________                       ________________            __________________
AAA                                Aaa                            AAA                               43.6%
AA                                 Aa                             AA                                 5.1
A                                  A                              A                                 23.7
BBB                                Baa                            BBB                               19.6
D                                  N/A                            D                                   .1
Not Rated (e)                      Not Rated (e)                  Not Rated (e)                      7.9
                                                                                                   ______
                                                                                                   100.0%
                                                                                                   ======
Notes to Statement of Investments:
    (a)  Secured by letters of credit.
    (b)  Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Non-income producing security; interest payments in default.
    (d)  Fitch currently provides creditworthiness information for a limited number of investments.
    (e)  Securities which, while not rated by Fitch, Moody's and Standard &
   Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
    (f)  At March 31, 1998, 32.0% of the Fund's net assets are insured by
   MBIA.
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                            MARCH 31, 1998 (UNAUDITED)
                                                                                                     Cost           Value
                                                                                                ______________  ____________
ASSETS:                          Investments in securities-See Statement of Investments           $271,029,456  $288,961,682
                                 Interest receivable........................                                       4,342,975
                                 Prepaid expenses ..........................                                          42,664
                                                                                                               _____________
                                                                                                                 293,347,321

                                                                                                               _____________
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                       154,245
                                 Payable for shares of Common Stock redeemed                                         244,271
                                 Accrued expenses...........................                                         173,370
                                                                                                               _____________
                                                                                                                     571,886

                                                                                                               _____________
NET ASSETS..................................................................                                    $292,775,435
                                                                                                               =============
REPRESENTED BY:                  Paid-in capital............................                                    $272,763,858
                                 Accumulated undistributed investment income-net.........                             49,659
                                 Accumulated net realized gain (loss) on investments                               2,029,692
                                 Accumulated net unrealized appreciation (depreciation)
                                        on investments-Note 4.......................                              17,932,226

                                                                                                               _____________
NET ASSETS .................................................................                                    $292,775,435
                                                                                                               =============
SHARES OUTSTANDING
(500 MILLION SHARES OF $.001 PAR VALUE COMMON STOCK AUTHORIZED).............                                      21,504,276
NET ASSET VALUE, offering and redemption price per share-Note 3(d) .........                                          $13.61
                                                                                                               =============
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                         SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
INVESTMENT INCOME
INCOME                           Interest Income............................                                    $  8,329,437
EXPENSES:                        Management fee-Note 3(a)...................                  $     878,228
                                 Shareholder servicing costs-Note 3(b)......                        159,928
                                 Directors' fees and expenses-Note 3(c).....                         19,960
                                 Professional fees..........................                         18,383
                                 Custodian fees.............................                         14,967
                                 Registration fees..........................                          9,966
                                 Prospectus and shareholders' reports.......                          5,516
                                 Loan commitment fees-Note 2................                            685
                                 Miscellaneous..............................                          9,740
                                                                                               ____________
                                     Total Expenses.........................                                       1,117,373
                                                                                                                ____________
INVESTMENT INCOME-NET.......................................................                                       7,212,064
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 4:
                                 Net realized gain (loss) on investments....                   $  2,025,136
                                 Net unrealized appreciation (depreciation) on investments        1,881,160
                                                                                               ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                       3,906,296
                                                                                                                ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                     $11,118,360
                                                                                                                ============
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                               Six Months Ended
                                                                                 March 31, 1998      Year Ended
                                                                                  (Unaudited)    September 30, 1997
                                                                               ________________   ____________________
OPERATIONS:
  Investment income-net...............................................          $    7,212,064        $  15,118,128
  Net realized gain (loss) on investments.............................               2,025,136            1,593,884
  Net unrealized appreciation (depreciation) on investments...........               1,881,160            7,392,293
                                                                                 _____________        _____________
    Net Increase (Decrease) in Net Assets Resulting from Operations...              11,118,360           24,104,305
                                                                                 _____________        _____________
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net...............................................              (7,358,433)         (15,349,099)
  Net realized gain on investments....................................              (1,543,915)          (5,388,593)
                                                                                 _____________        _____________
    Total Dividends...................................................              (8,902,348)         (20,737,692)
                                                                                 _____________        _____________
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold.......................................              21,771,744           51,850,255
  Dividends reinvested................................................               6,206,954           14,541,143
  Cost of shares redeemed.............................................            (28,964,289)          (75,010,729)
                                                                                 _____________        _____________
    Increase (Decrease) in Net Assets from Capital Stock Transactions.                (985,591)          (8,619,331)
                                                                                 _____________        _____________
      Total Increase (Decrease) in Net Assets.........................               1,230,421           (5,252,718)
NET ASSETS:
  Beginning of Period.................................................             291,545,014          296,797,732
                                                                                 _____________        _____________
  End of Period.......................................................            $292,775,435         $291,545,014
                                                                                 =============        =============
UNDISTRIBUTED INVESTMENT INCOME-NET...................................        $         49,659      $       196,028
                                                                                 _____________        _____________
                                                                                       Shares             Shares
                                                                                 _____________        _____________
CAPITAL SHARE TRANSACTIONS:
  Shares sold.........................................................               1,597,618            3,898,171
  Shares issued for dividends reinvested..............................                 456,093            1,091,458
  Shares redeemed.....................................................              (2,128,169)          (5,636,312)
                                                                                 _____________        _____________
    Net Increase (Decrease) in Shares Outstanding.....................                 (74,458)            (646,683)
                                                                                 =============        =============
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.
                                                     Six Months Ended
                                                      March 31, 1998                  Year Ended September 30,
                                                                    ____________________________________________________________
PER SHARE DATA:                                        (Unaudited)   1997          1996          1995          1994          1993
                                                       __________  ______        ______        ______        ______        ______
    Net asset value, beginning of period..               $13.51    $13.35        $13.30        $12.90        $14.36        $13.33
                                                         ______    ______        ______        ______        ______        ______
    Investment Operations:
    Investment income-net.................                  .33       .69           .70           .73           .78           .82
    Net realized and unrealized gain (loss)
      on investments......................                  .18       .41           .19           .48         (1.40)         1.11
                                                         ______    ______        ______        ______        ______        ______
    Total from Investment Operations......                  .51      1.10           .89          1.21          (.62)         1.93
                                                         ______    ______        ______        ______        ______        ______
    Distributions:
    Dividends from investment income-net..                 (.34)     (.70)         (.68)         (.73)         (.78)         (.82)
    Dividends from net realized gain on investments        (.07)     (.24)         (.16)         (.08)         (.06)         (.08)
                                                         ______    ______        ______        ______        ______        ______
    Total Distributions...................                 (.41)     (.94)         (.84)         (.81)         (.84)         (.90)
                                                         ______    ______        ______        ______        ______        ______
    Net asset value, end of period........               $13.61    $13.51        $13.35        $13.30        $12.90        $14.36
                                                         ======    ======        ======        ======        ======        ======
TOTAL INVESTMENT RETURN...................                 7.70%(1)  8.56%         6.85%         9.82%        (4.43%)       15.04%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets      .          .76%(1)   .76%          .76%          .76%          .76%          .64%
    Ratio of net investment income
      to average net assets...............                 4.93%(1)  5.15%         5.25%         5.66%         5.72%         5.96%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..                    -         -             -             -             -           .11%
    Portfolio Turnover Rate...............                37.38%(2) 90.03%       164.93%        83.31%        29.74%        30.20%
    Net Assets, end of period (000's Omitted)          $292,775  $291,545      $269,798      $317,835      $347,063      $456,429
(1)    Annualized.
(2)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    General California Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal and State of California personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
NOTE 2-BANK LINE OF CREDIT:
    The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 1998, the Fund did not borrow under the Facility.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of.60 of 1% of the value of the Fund's average daily net assets and is payable monthly.
    (b) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 1998, the Fund was charged $97,304 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended March 31, 1998, the Fund was charged $45,869 pursuant to the transfer agency agreement.
    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
    (d) A .10% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through the use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance. During the period ended March 31, 1998, redemption fees amounted to $1,367.
NOTE 4-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 1998 amounted to $108,869,345 and $107,555,475, respectively.
    At March 31, 1998, accumulated net unrealized appreciation on investments was $17,932,226, consisting of $19,215,300 gross unrealized appreciation and $1,283,074 gross unrealized depreciation.
    At March 31, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


Registration Mark
[Dreyfus lion "d" logo]
GENERAL CALIFORNIA
MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            131SA983
Registration Mark
[Dreyfus logo]
General California
Municipal Bond
Fund, Inc.
Semi-Annual
Report
March 31, 1998